                                                                    EXHIBIT 10.4

                                  AMENDMENT TO
                   364-Day REVOLVING CREDIT AGREEMENT


            AMENDMENT AGREEMENT, dated as of January 16, 1998, among INTERNATIONAL LEASE FINANCE CORPORATION, a California corporation (herein called the "Company"), the financial institutions listed on the signature pages hereof (herein, together with their respective successors and assigns, collectively called the "Banks" and individually each called a "Bank") and UNION BANK OF SWITZERLAND, acting through its New York Branch, as agent for the Banks (herein, in such capacity, together with its successors and assigns in such capacity, called the "Agent").

                          W I T N E S S E T H:

            WHEREAS, the Company, the Banks listed on Schedule I hereto (the "Original Banks") and the Agent are parties to a 364-Day Revolving Credit Agreement dated as of January 17, 1997 (the "Credit Agreement") pursuant to which the Original Banks agreed to lend up to $1,250,000,000 to the Company on a 364 day revolving basis to enable the Company to support its commercial paper program and for other general corporate purposes;

                  WHEREAS, the Company has requested the Banks to increase the Aggregate Commitment to $1,350,000,000 and to extend the Termination Date under the Credit Agreement for an additional 364 days;

            WHEREAS, the Banks listed on Schedule II hereto (the "Additional Banks") have agreed to become Banks parties to the Credit Agreement;

            WHEREAS, the Original Banks listed on Schedule III hereto (the "Terminating Banks") have elected not to participate in the Credit Agreement as so extended;

            WHEREAS, the Original Banks, other than the Terminating Banks, and the Additional Banks (together, the "Continuing Banks") have agreed so to increase the Aggregate Commitment and to extend the Termination Date; and

            WHEREAS, capitalized terms used herein which are defined in the Credit Agreement have the meanings herein ascribed to them in the Credit Agreement;

            NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

            1.    The definitions of the terms "Aggregate
Commitment", "Bid Note", "Commitments", "Committed Note" and
"Termination Date" in Section 1.2 of the Credit Agreement are hereby amended to read as follows:

            "Aggregate Commitment" means $1,350,000,000, as reduced by any reduction in the Commitments made from time to time pursuant to Section
      5.1 or 13.8."

                                      . . .

            "Bid Note means a promissory note of the Company, substantially in the form of Exhibit A to the Amendment Agreement dated as of January 16, 1998 among the Company, the Banks and the Agent, duly completed, evidencing Bid Loans made to the Company, as such note may be amended, modified or supplemented or supplanted pursuant to Section 13.4.1 from time to time."

                                      . . .

            "Commitments means the Banks' commitments to make Committed Loans hereunder; and Commitment as to any Bank means the amount set forth opposite such Bank's name on Schedules I and II to the Amendment Agreement dated as of January 16, 1998 among the Company, the Banks and the Agent (as reduced in accordance with Section 5.1, or as periodically revised in accordance with Section 13.4 or Section 13.8)."

                                 .  .  .

            "Committed Note means a promissory note of the Company, substantially in the form of Exhibit B to the Amendment Agreement dated as of January 16, 1998 among the Company, the Banks and the Agent, duly completed, evidencing Committed Loans to the Company, as such note may be amended, modified or supplemented or supplanted pursuant to Section 13.4.1 from time to time."

                                 .  .  .

            "Termination Date means, with respect to any Bank, the earliest to occur of (i) January 15, 1999 or such later date as may be agreed to by such Bank pursuant to Section 13.8(a), (ii) the date on which the Commitments shall terminate pursuant to Section 11.2 or the Commitments shall be reduced to zero pursuant to Section 5.1 and (iii) the date specified as such Bank's Termination Date pursuant to Section 13.8(b), or, if in any case (other than clause (ii) above) such day is not a Business Day, the next succeeding Business Day; in all cases, subject to the provisions of Section 13.8(d)."

            2. Each of the Continuing Banks hereby consents to the increase of the Aggregate Commitment and the extension of the Termination Date as herein provided and agrees to continue as a Bank under the Credit Agreement with the Commitment set forth opposite its name on Schedule I hereto.

            3. Each of the Additional Banks hereby adopts the Credit Agreement, as amended hereby and assumes the obligations of, and agrees to become, a Bank thereunder with the Commitment set forth opposite its name on Schedule II hereto, as of the date hereof, and with the address to which notices to it may be delivered pursuant to Section 13.2 of the Credit Agreement set forth for it on the signature pages hereof.

            4. Each of the Terminating Banks shall automatically cease being a Bank under the Credit Agreement as of the date hereof (which shall be the Termination Date for each of the Terminating Banks), their Commitments shall thereupon be terminated and they shall not thereafter have any further obligations under the Credit Agreement. The Company shall forthwith pay to each Terminating Bank its facility fee pursuant to Section 4.4 of the Credit Agreement accrued to the date hereof.

            5. The Company represents and warrants to the Agent and the Banks that the representations and warranties of the Company set forth in Section 8 of the Credit Agreement are true and correct on the date of this Amendment Agreement as though made on such date.

            6. The obligations of the Continuing Banks hereunder are subject to the satisfaction of the following conditions precedent:

            (a) The Agent shall have received this Amendment Agreement duly executed and delivered by each of the Banks and the Company and each of the Continuing Banks shall have received a fully executed Committed Note and a fully executed Bid Note.

            (b) The Agent shall have received certified copies of all corporate actions taken by the Company to authorize this Amendment Agreement.

            (c) The Agent shall have received favorable written opinions of O'Melveny & Myers, counsel for the Company, in substantially the form of Exhibit C, and the Corporate Counsel of the Company, in substantially the form of Exhibit D.

            (d) The Agent shall have received a certificate of the Company's chief financial officer confirming that since the date of the audited financial statements most recently delivered to the Agent pursuant to
      Section 9.1.1 of the Credit Agreement, there shall not have occurred any material adverse change in the business, credit, operations, financial condition or prospects of the Company and its Subsidiaries taken as a whole.


            7. Except as amended hereby, the Credit Agreement shall remain in full force and effect and is hereby ratified and conformed.

            8. THIS AMENDMENT AGREEMENT SHALL BE A CONTRACT MADE UNDER, GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

            9. This Amendment Agreement may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same agreement. When counterparts of this Amendment Agreement executed by each party shall have been lodged with the Agent (or, in the case of any Bank as to which an executed counterpart shall not have been so lodged, the Agent shall have received telegraphic, telex or other written confirmation of execution of a counterpart hereof by such Bank), this Amendment Agreement shall become effective as of the date hereof and the Agent shall so inform all of the parties hereto.

            IN WITNESS WHEREOF, the parties hereto have executed this Amendment Agreement as of the day and year first above written.


                                        INTERNATIONAL LEASE FINANCE
                                          CORPORATION


                                        By:   /s/ ALAN H. LUND
                                           -------------------------------------
                                        Name: ALAN H. LUND
                                        Title: EXECUTIVE VICE PRESIDENT


                                        By:   /s/ PAMELA S. HENDRY
                                              ----------------------------------
                                        Name: PAMELA S. HENDRY
                                        Title: VICE PRESIDENT AND TREASURER

                                        1999 Avenue of the Stars
                                        39th Floor
                                        Los Angeles, California  90067

                                        Attention:  Pamela S. Hendry
                                        Telephone:  (310) 788-1999
                                        Facsimile:  (310) 788-1990
                                        Telex:  69-1400 INTERLEAS BVHL

The Continuing Banks:

                                        UNION BANK OF SWITZERLAND,
                                        acting through its New York
                                        Branch, in its individual
                                        corporate capacity and as Agent


                                        By:   /s/ ROBERT MENDELES
                                              ----------------------------------
                                        Name: ROBERT MENDELES
                                        Title: DIRECTOR


                                        By:   /s/ GREGORY H. RAUE
                                              ----------------------------------
                                        Name: GREGORY H. RAUE
                                        Title: FDBK

                                        299 Park Avenue
                                        New York, New York 10171-0026

                                        Attention:  Robert Mendeles
                                        Telephone:  (212) 821-3020
                                        Facsimile:  (212) 821-4541
                                        Telex:      426239 Answerback UI



                                        THE CHASE MANHATTAN BANK


                                        By:
                                              ----------------------------------
                                        Name:
                                        Title:


                                        270 Park Avenue
                                        New York, New York 10017

                                        Attention: Sherwood E. Exum, Jr./
                                              Richard Smith
                                        Telephone: (212) 270-5435
                                        Facsimile: (212) 270-5144
                                        Telex: 62910

The Continuing Banks:

                                        UNION BANK OF SWITZERLAND,
                                        acting through its New York
                                        Branch, in its individual
                                        corporate capacity and as Agent


                                        By:
                                              ----------------------------------
                                        Name:
                                        Title:


                                        By:
                                              ----------------------------------
                                        Name:
                                        Title:

                                        299 Park Avenue
                                        New York, New York 10171-0026

                                        Attention:  Robert Mendeles
                                        Telephone:  (212) 821-3020
                                        Facsimile:  (212) 821-4541
                                        Telex:      426239 Answerback UI



                                        THE CHASE MANHATTAN BANK


                                        By:   /s/ MATTHEW H. MASSIE
                                              ----------------------------------
                                        Name: MATTHEW H. MASSIE
                                        Title: VICE PRESIDENT

                                        270 Park Avenue
                                        New York, New York 10017

                                        Attention: Sherwood E. Exum, Jr./
                                              Richard Smith
                                        Telephone: (212) 270-5435
                                        Facsimile: (212) 270-5144
                                        Telex: 62910

                                        COMMERZBANK AKTIENGESELLSCHAFT,
                                          LOS ANGELES BRANCH


                                        By:   /s/ CHRISTIAN JAGENBERG
                                              ----------------------------------
                                        Name: Christian Jagenberg
                                        Title: SVP and Manager


                                        By:   /s/ KARLA WIRTH
                                              ----------------------------------
                                        Name: Karla Wirth
                                        Title: Assistant Treasurer

                                        633 West Fifth Street, Suite 6600
                                        Los Angeles, California  90071

                                        Attention:  Werner Schmidbauer
                                        Telephone:  (213) 623-8223
                                        Facsimile:  (213) 623-0039
                                        Telex:      678338



                                        THE FUJI BANK, LIMITED


                                        By:
                                              ----------------------------------
                                        Name:
                                        Title:

                                        333 South Hope Street
                                        Suite 3900
                                        Los Angeles, California  90071

                                        Attention:  Yoshizumi Takata
                                        Telephone:  (213) 253-4176
                                        Facsimile:  (213) 253-4198

                                        COMMERZBANK AKTIENGESELLSCHAFT,
                                          LOS ANGELES BRANCH


                                        By:
                                              ----------------------------------
                                        Name:
                                        Title:


                                        By:
                                              ----------------------------------
                                        Name:
                                        Title:

                                        633 West Fifth Street, Suite 6600
                                        Los Angeles, California  90071

                                        Attention:  Werner Schmidbauer
                                        Telephone:  (213) 623-8223
                                        Facsimile:  (213) 623-0039
                                        Telex:      678338



                                        THE FUJI BANK, LIMITED


                                        By:   /s/ MASAHITO FUKUDA
                                              ----------------------------------
                                        Name: MASAHITO FUKUDA
                                        Title: JOINT GENERAL MANAGER

                                        333 South Hope Street
                                        Suite 3900
                                        Los Angeles, California  90071

                                        Attention:  Yoshizumi Takata
                                        Telephone:  (213) 253-4176
                                        Facsimile:  (213) 253-4198

                                        ROYAL BANK OF CANADA


                                        By:   /s/ BRIAN BOLOTIN
                                              ----------------------------------
                                        Name: BRIAN BOLOTIN
                                        Title: MANAGER

                                        New York Branch
                                        Financial Square, 23rd Floor
                                        32 Old Slip
                                        New York, New York  10005-3531

                                        Attention:  Manager, Credit
                                                      Administration
                                        Telephone:  (212) 428-6204
                                        Facsimile:  (212) 428-2372

                                        with a copy to:

                                        Royal Bank of Canada
                                        Financial Square, 24th Floor
                                        32 Old Slip
                                        New York, New York  10005-3531

                                        Attention:  D.G. Calancie
                                        Telephone:  (212) 428-6445
                                        Facsimile:  (212) 428-6459




                                        THE SAKURA BANK, LTD.,
                                          LOS ANGELES AGENCY


                                        By:
                                              ----------------------------------
                                        Name:
                                        Title:

                                        515 South Figueroa Street
                                        Suite 400
                                        Los Angeles, California  90071

                                        Attention:  Michael Ross
                                        Telephone:  (213) 489-6456
                                        Facsimile:  (213) 623-8692
                                        Telex:      67-7185

                                        ROYAL BANK OF CANADA


                                        By:
                                              ----------------------------------
                                        Name:
                                        Title:

                                        New York Branch
                                        Financial Square, 23rd Floor
                                        32 Old Slip
                                        New York, New York  10005-3531

                                        Attention:  Manager, Credit
                                                      Administration
                                        Telephone:  (212) 428-6204
                                        Facsimile:  (212) 428-2372



                                        THE SAKURA BANK, LTD.,
                                          LOS ANGELES AGENCY


                                        By:   /s/ OFUSA SATO
                                              ----------------------------------
                                        Name:  Ofusa Sato
                                        Title: Senior Vice President &
                                                Assistant General Manager

                                        515 South Figueroa Street
                                        Suite 400
                                        Los Angeles, California  90071

                                        Attention:  Michael Ross
                                        Telephone:  (213) 489-6456
                                        Facsimile:  (213) 623-8692
                                        Telex:      67-7185

                                        SOCIETE GENERALE


                                        By:   /s/ MAUREEN KELLY
                                              ----------------------------------
                                        Name:  Maureen Kelly
                                        Title: Vice President

                                        2029 Century Park East
                                        Suite 2900
                                        Los Angeles, California  90067

                                        Attention:  Maureen Kelly,
                                                    Su Fei Koo
                                        Telephone:  (310) 788-7110,
                                                          788-7107
                                        Facsimile:  (310) 551-1537
                                        Telex:      188273



                                        THE BANK OF NOVA SCOTIA


                                        By:
                                              ----------------------------------
                                        Name:
                                        Title:

                                        580 California Street
                                        21st Floor
                                        San Francisco, California  94104

                                        Attention:  Alan Pendergast
                                        Telephone:  (415) 986-1100
                                        Facsimile:  (415) 397-0791
                                        Telex:      00340602

                                        SOCIETE GENERALE


                                        By:
                                              ----------------------------------
                                        Name:
                                        Title:

                                        2029 Century Park East
                                        Suite 2900
                                        Los Angeles, California  90067

                                        Attention:  Maureen Kelly,
                                                    Su Fei Koo
                                        Telephone:  (310) 788-7110,
                                                          788-7107
                                        Facsimile:  (310) 551-1537
                                        Telex:      188273



                                        THE BANK OF NOVA SCOTIA


                                        By:   /s/ A. PENDERGAST
                                              ----------------------------------
                                        Name:  A. Pendergast
                                        Title: RM

                                        580 California Street
                                        21st Floor
                                        San Francisco, California  94104

                                        Attention:  Alan Pendergast
                                        Telephone:  (415) 986-1100
                                        Facsimile:  (415) 397-0791
                                        Telex:      00340602

                                        BANK OF TOKYO - MITSUBISHI TRUST
                                        COMPANY


                                        By:   /s/ MICHAEL C. IRWIN
                                              ----------------------------------
                                        Name:  MICHAEL C. IRWIN
                                        Title: Vice President

                                        1251 Avenue of the Americas
                                        New York, New York  10116-3138

                                        Attention:  Michael Irwin
                                        Telephone:  (212) 782-4316
                                        Facsimile:  (212) 782-6445



                                        DRESDNER BANK AG, NEW YORK
                                        & GRAND CAYMAN BRANCH


                                        By:
                                              ----------------------------------
                                        Name:
                                        Title:


                                        By:
                                              ----------------------------------
                                        Name:
                                        Title:

                                        75 Wall Street
                                        29th Floor
                                        New York, New York  10005

                                        Attention:  Lloyd Stevens
                                        Telephone:  (212) 429-2229
                                        Facsimile:  (212) 429-2524

                                        BANK OF TOKYO - MITSUBISHI TRUST
                                        COMPANY


                                        By:
                                              ----------------------------------
                                        Name:
                                        Title:

                                        1251 Avenue of the Americas
                                        New York, New York  10116-3138

                                        Attention:  Michael Irwin
                                        Telephone:  (212) 782-4316
                                        Facsimile:  (212) 782-6445



                                        DRESDNER BANK AG, NEW YORK
                                        & GRAND CAYMAN BRANCH


                                        By:   /s/ ROBERT P. DONOHUE
                                              ----------------------------------
                                        Name:  ROBERT P. DONOHUE
                                        Title: VICE PRESIDENT


                                        By:   /s/ LLOYD C. STEVENS
                                              ----------------------------------
                                        Name:  Lloyd C. Stevens
                                        Title: Vice President

                                        75 Wall Street
                                        29th Floor
                                        New York, New York  10005

                                        Attention:  Lloyd Stevens
                                        Telephone:  (212) 429-2229
                                        Facsimile:  (212) 429-2524

                                        THE BANK OF NEW YORK


                                        By:   /s/ REBECCA K. LEVINE
                                              ----------------------------------
                                        Name:  REBECCA K. LEVINE
                                        Title: VICE PRESIDENT

                                        10990 Wilshire Boulevard
                                        Suite 1125
                                        Los Angeles, California  90024

                                        Attention:  Jonathan Rollins
                                        Telephone:  (310) 996-8658
                                        Facsimile:  (310) 996-8667


                                        DG BANK DEUTSCHE
                                        GENOSSENSCHAFTSBANK


                                        By:
                                              ----------------------------------
                                        Name:
                                        Title:


                                        By:
                                              ----------------------------------
                                        Name:
                                        Title:

                                        609 Fifth Avenue
                                        New York, New York 10017-1021

                                        Attention:  Stefanie Gaensslen
                                        Telephone:  (212) 745-1583
                                        Facsimile:  (212) 745-1556
                                        Telex:      234476/666755 MCI

                                        THE BANK OF NEW YORK


                                        By:
                                              ----------------------------------
                                        Name:
                                        Title:

                                        10990 Wilshire Boulevard
                                        Suite 1125
                                        Los Angeles, California  90024

                                        Attention:  Jonathan Rollins
                                        Telephone:  (310) 996-8658
                                        Facsimile:  (310) 996-8667


                                        DG BANK DEUTSCHE
                                        GENOSSENSCHAFTSBANK


                                        By:   /s/ STEFANIE GAENSSLEN
                                              ----------------------------------
                                        Name:   STEFANIE GAENSSLEN
                                        Title:  Asst. Vice President


                                        By:   /s/ KAREN A. BRINKMAN
                                              ----------------------------------
                                        Name:  KAREN A. BRINKMAN
                                        Title: Vice President

                                        609 Fifth Avenue
                                        New York, New York 10017-1021

                                        Attention:  Stefanie Gaensslen
                                        Telephone:  (212) 745-1583
                                        Facsimile:  (212) 745-1556
                                        Telex:      234476/666755 MCI

                                        BAYERISCHE HYPOTHEKEN-UND
                                         WECHSEL-BANK AKTIENGESELLSCHAFT,
                                         CAYMAN ISLANDS BRANCH


                                        By:   /s/ STEVEN ATWELL
                                              ----------------------------------
                                        Name:  Steven Atwell
                                        Title: Vice President


                                        By:   /s/ YORAM DANKNER
                                              ----------------------------------
                                        Name:  Yoram Dankner
                                        Title: Senior Vice President

                                        Financial Square
                                        32 Old Slip, 32nd Floor
                                        New York, New York  10005

                                        Attention:  Steven Atwell
                                        Telephone:  (212) 440-0768
                                        Facsimile:  (212) 440-0741
                                        Telex:      175850



                                        THE SANWA BANK, LIMITED


                                        By:
                                              ----------------------------------
                                        Name:
                                        Title:

                                        Park Avenue Plaza
                                        55 East 52nd Street
                                        New York, New York  10055

                                        Attention:  Stephen C. Small
                                        Telephone:  (212) 339-6201
                                        Facsimile:  (212) 754-1304
                                        Telex:      232423 RCA

                                        BAYERISCHE HYPOTHEKEN-UND
                                         WECHSEL-BANK AKTIENGESELLSCHAFT,
                                         CAYMAN ISLANDS BRANCH


                                        By:
                                              ----------------------------------
                                        Name:
                                        Title:


                                        By:
                                              ----------------------------------
                                        Name:
                                        Title:

                                        Financial Square
                                        32 Old Slip, 32nd Floor
                                        New York, New York  10005

                                        Attention:  Steven Atwell
                                        Telephone:  (212) 440-0768
                                        Facsimile:  (212) 440-0741
                                        Telex:      175850



                                        THE SANWA BANK, LIMITED


                                        By:   /s/ STEPHEN C. SMALL
                                              ----------------------------------
                                        Name:  Stephen C. Small
                                        Title: Vice President & Area Mgr.

                                        Park Avenue Plaza
                                        55 East 52nd Street
                                        New York, New York  10055

                                        Attention:  Stephen C. Small
                                        Telephone:  (212) 339-6201
                                        Facsimile:  (212) 754-1304
                                        Telex:      232423 RCA

                                        WESTDEUTSCHE LANDESBANK
                                        GIROZENTRALE, NEW YORK AND
                                        CAYMAN ISLANDS BRANCHES

                                        By:   /s/ RAYMOND K. MILLER
                                              ----------------------------------
                                        Name:  Raymond K. Miller
                                        Title: Vice President


                                        By:   /s/ LAURA SPICHIGER
                                              ----------------------------------
                                        Name:  Laura Spichiger
                                        Title: Associate

                                        1211 Avenue of the Americas
                                        24th Floor
                                        New York, New York  10036

                                        Attention:  Laura Spichiger
                                        Telephone:  (212) 852-6012
                                        Facsimile:  (212) 852-6148



                                        DEUTSCHE BANK AG, NEW YORK
                                        AND/OR CAYMAN ISLANDS BRANCHES


                                        By:
                                              ----------------------------------
                                        Name:
                                        Title:


                                        By:
                                              ----------------------------------
                                        Name:
                                        Title:

                                        31 W. 52nd Street
                                        New York, New York  10019
                                        Attention:  Robert Landis
                                        Telephone:  (212) 469-8214
                                        Facsimile:  (212) 469-8212

                                        WESTDEUTSCHE LANDESBANK
                                        GIROZENTRALE, NEW YORK AND
                                        CAYMAN ISLANDS BRANCHES

                                        By:
                                              ----------------------------------
                                        Name:
                                        Title:


                                        By:
                                              ----------------------------------
                                        Name:
                                        Title:

                                        1211 Avenue of the Americas
                                        24th Floor
                                        New York, New York  10036

                                        Attention:  Laura Spichiger
                                        Telephone:  (212) 852-6012
                                        Facsimile:  (212) 852-6148



                                        DEUTSCHE BANK AG, NEW YORK
                                        AND/OR CAYMAN ISLANDS BRANCHES


                                        By:   /s/ GAYMA Z. SHIVNARAIN
                                              ----------------------------------
                                        Name:  Gayma Z. Shivnarain
                                        Title: Vice President


                                        By:   /s/ ECKHARD OSENBERG
                                              ----------------------------------
                                        Name:  Eckhard Osenberg
                                        Title: Vice President

                                        31 W. 52nd Street
                                        New York, New York  10019
                                        Attention:  Robert Landis
                                        Telephone:  (212) 469-8214
                                        Facsimile:  (212) 469-8212

                                        THE ASAHI BANK, LTD.,
                                          LOS ANGELES AGENCY


                                        By:   /s/ MUNEO NISHIMURA
                                              ----------------------------------
                                        Name:  MUNEO NISHIMURA
                                        Title: Senior Deputy General Manager

                                        350 So. Grand Avenue, Suite 3800
                                        Los Angeles, California  90071
                                        Attention:  Jeffrey K. Bordley
                                        Telephone:  (213) 473-3334
                                        Facsimile:  (213) 624-0172


                                        BANCA COMMERCIALE ITALIANA,
                                         LOS ANGELES FOREIGN BRANCH


                                        By:
                                              ----------------------------------
                                        Name:
                                        Title:


                                        By:
                                              ----------------------------------
                                        Name:
                                        Title:

                                        555 So. Flower Street, 43rd Flr.
                                        Los Angeles, California 90071
                                        Attention:  Rick Iwanicki
                                        Telephone:  (213) 624-0440
                                        Facsimile:  (213) 624-0457

                                        THE ASAHI BANK, LTD.,
                                          LOS ANGELES AGENCY


                                        By:
                                              ----------------------------------
                                        Name:
                                        Title:

                                        350 So. Grand Avenue, Suite 3800
                                        Los Angeles, California  90071
                                        Attention:  Jeffrey K. Bordley
                                        Telephone:  (213) 473-3334
                                        Facsimile:  (213) 624-0172


                                        BANCA COMMERCIALE ITALIANA,
                                         LOS ANGELES FOREIGN BRANCH


                                        By:   /s/ RICHARD E. IWANICKI
                                              ----------------------------------
                                        Name:  Richard E. Iwanicki
                                        Title: Vice President


                                        By:   /s/ EDUARD BOMBERI
                                              ----------------------------------
                                        Name:  Eduard Bomberi
                                        Title: Vice President & Manager

                                        555 So. Flower Street, 43rd Flr.
                                        Los Angeles, California 90071
                                        Attention:  Rick Iwanicki
                                        Telephone:  (213) 624-0440
                                        Facsimile:  (213) 624-0457

                                        BAYERISCHE LANDESBANK GIROZENTRALE,
                                          CAYMAN ISLANDS BRANCH


                                        By:   /s/ PETER OBERMANN
                                              ----------------------------------
                                        Name:  Peter Obermann
                                        Title: Senior Vice President
                                                Manager Lending Division


                                        By:   /s/ ALEXANDER KOHNERT
                                              ----------------------------------
                                        Name:  Alexander Kohnert
                                        Title: Vice President

                                        560 Lexington Avenue
                                        17th Floor
                                        New York, New York  10022

                                        Attention:  James Boyle
                                        Telephone:  (212) 310-9817
                                        Facsimile:  (212) 310-9868
                                        Telex:      TRT 177130



                                        THE DAI-ICHI KANGYO BANK, LTD.,
                                          LOS ANGELES AGENCY


                                        By:
                                              ----------------------------------
                                        Name:
                                        Title:


                                        555 West 5th Street
                                        Fifth Floor
                                        Los Angeles, California  90013

                                        Attention:  Israel Carmeli
                                        Telephone:  (213) 243-4760
                                        Facsimile:  (213) 624-5258
                                        Telex:      67-4 516/DKB-LSA

                                        BAYERISCHE LANDESBANK GIROZENTRALE,
                                          CAYMAN ISLANDS BRANCH


                                        By:
                                              ----------------------------------
                                        Name:
                                        Title:



                                        By:
                                              ----------------------------------
                                        Name:
                                        Title:

                                        560 Lexington Avenue
                                        17th Floor
                                        New York, New York  10022

                                        Attention:  James Boyle
                                        Telephone:  (212) 310-9817
                                        Facsimile:  (212) 310-9868
                                        Telex:      TRT 177130



                                        THE DAI-ICHI KANGYO BANK, LTD.,
                                          LOS ANGELES AGENCY


                                        By:   /s/ MASATSUGU MORISHITA
                                              ----------------------------------
                                        Name:  Masatsugu Morishita
                                        Title: Sr. Vice President &
                                                Joint General Manager

                                        555 West 5th Street
                                        Fifth Floor
                                        Los Angeles, California  90013

                                        Attention:  Israel Carmeli
                                        Telephone:  (213) 243-4760
                                        Facsimile:  (213) 624-5258
                                        Telex:      67-4 516/DKB-LSA

                                        WELLS FARGO BANK, N.A.


                                        By:   /s/ DAVID B. HOLLINGSWORTH
                                              ----------------------------------
                                        Name:  David B. Hollingsworth
                                        Title: Vice President

                                        707 Wilshire Blvd.
                                        U.S. Bank - 16th Flr.
                                        Los Angeles, California  90017

                                        Attention:  David Hollingsworth
                                        Telephone:  (213) 614-7602
                                        Facsimile:  (213) 614-2305



                                        BANCA NAZIONALE DEL LAVORO,
                                         S.p.A. -  NEW YORK BRANCH


                                        By:
                                              ----------------------------------
                                        Name:
                                        Title:


                                        By:
                                              ----------------------------------
                                        Name:
                                        Title:

                                        25 West 51st Street
                                        New York, New York  10019

                                        Attention:  Miguel J. Medida/
                                                        Giulo Giovine
                                        Telephone:  (212) 314-0239
                                        Facsimile:  (212) 789-9088
                                        Telex:      62840

                                        WELLS FARGO BANK, N.A.


                                        By:
                                              ----------------------------------
                                        Name:
                                        Title:

                                        707 Wilshire Blvd.
                                        U.S. Bank - 16th Flr.
                                        Los Angeles, California  90017

                                        Attention:  David Hollingsworth
                                        Telephone:  (213) 614-7602
                                        Facsimile:  (213) 614-2305



                                        BANCA NAZIONALE DEL LAVORO,
                                         S.p.A. -  NEW YORK BRANCH


                                        By:   /s/ LEONARDO VALENTINI
                                              ----------------------------------
                                        Name:  Leonardo Valentini
                                        Title: First Vice President


                                        By:   /s/ GIULIO GIOVINE
                                              ----------------------------------
                                        Name:  Giulio Giovine
                                        Title: Vice President

                                        25 West 51st Street
                                        New York, New York  10019

                                        Attention:  Miguel J. Medida/
                                                        Giulo Giovine
                                        Telephone:  (212) 314-0239
                                        Facsimile:  (212) 789-9088
                                        Telex:      62840

                                        ISTITUTO BANCARIO SAN PAOLO
                                          DI TORINO S.p.A.


                                        By:   /s/ ROBERT WURSTER
                                              ----------------------------------
                                        Name:  Robert Wurster
                                        Title: First Vice President


                                        By:   /s/ ETTORE VIAZZO
                                              ----------------------------------
                                        Name:  Ettore Viazzo
                                        Title: Vice President

                                        444 South Flower Street, Suite 4550
                                        Los Angeles, California  90071

                                        Attention:  Donald W. Brown
                                        Telephone:  (213) 489-3105
                                        Facsimile:  (213) 622-2514
                                        Telex:      220045



                                        BANQUE NATIONALE DE PARIS


                                        By:
                                              ----------------------------------
                                        Name:
                                        Title:


                                        By:
                                              ----------------------------------
                                        Name:
                                        Title:

                                        725 South Figueroa Street
                                        Suite 2090
                                        Los Angeles, California  90017

                                        Attention:  Tjalling Terpstra
                                        Telephone:  (213) 488-9120
                                        Facsimile:  (213) 488-9602
                                        Telex:      6734168 BNPLA

                                        ISTITUTO BANCARIO SAN PAOLO
                                          DI TORINO S.p.A.


                                        By:
                                              ----------------------------------
                                        Name:
                                        Title:


                                        By:
                                              ----------------------------------
                                        Name:
                                        Title:

                                        444 South Flower Street, Suite 4550
                                        Los Angeles, California  90071

                                        Attention:  Donald W. Brown
                                        Telephone:  (213) 489-3105
                                        Facsimile:  (213) 622-2514
                                        Telex:      220045



                                        BANQUE NATIONALE DE PARIS


                                        By:   /s/ C. BETTLES
                                              ----------------------------------
                                        Name:  C. Bettles
                                        Title: Sr. Vice President & Manager


                                        By:   /s/ TJALLING TERPSTRA
                                              ----------------------------------
                                        Name:  Tjalling Terpstra
                                        Title: Vice President

                                        725 South Figueroa Street
                                        Suite 2090
                                        Los Angeles, California  90017

                                        Attention:  Tjalling Terpstra
                                        Telephone:  (213) 488-9120
                                        Facsimile:  (213) 488-9602
                                        Telex:      6734168 BNPLA

                                        BANK OF HAWAII


                                        By:   /s/ ROBERT M. WHEELER III
                                              ----------------------------------
                                        Name:  Robert M. Wheeler III
                                        Title: Vice President

                                        130 Merchant Street
                                        20th Floor
                                        Honolulu, Hawaii  96813

                                        Attention:  David Ward
                                        Telephone:  (808) 537-8016
                                        Facsimile:  (808) 537-8301
                                        Telex:      7238434



                                        BANCO CENTRAL HISPANOAMERICANO,
                                          SAN FRANCISCO AGENCY


                                        By:
                                              ----------------------------------
                                        Name:
                                        Title:

                                        100 Pine Street, Suite 2950
                                        San Francisco, California  94111

                                        Attention:  Fernando Laseca
                                        Telephone:  (415) 398-6333
                                        Facsimile:  (415) 398-3173
                                        Telex:      470598 CENT SF

                                        BANK OF HAWAII


                                        By:
                                              ----------------------------------
                                        Name:
                                        Title:

                                        130 Merchant Street
                                        20th Floor
                                        Honolulu, Hawaii  96813

                                        Attention:  David Ward
                                        Telephone:  (808) 537-8016
                                        Facsimile:  (808) 537-8301
                                        Telex:      7238434



                                        BANCO CENTRAL HISPANOAMERICANO,
                                          SAN FRANCISCO AGENCY


                                        By:   /s/ FERNANDO LASECA
                                              ----------------------------------
                                        Name:  Fernando Laseca
                                        Title: SVP and General Manager

                                        100 Pine Street, Suite 2950
                                        San Francisco, California  94111

                                        Attention:  Fernando Laseca
                                        Telephone:  (415) 398-6333
                                        Facsimile:  (415) 398-3173
                                        Telex:      470598 CENT SF

                                        FIRST HAWAIIAN BANK


                                        By:   /s/ TRAVIS RUETENIK
                                              ----------------------------------
                                        Name:  Travis Ruetenik
                                        Title: Corporate Banking Officer

                                        999 Bishop Street
                                        Honolulu, Hawaii  96813

                                        Attention:  Travis Ruetenik
                                        Telephone:  (808) 525-7074
                                        Facsimile:  (808) 525-6372
                                        Telex:  7238329



                                        BARCLAYS BANK PLC


                                        By:
                                              ----------------------------------
                                        Name:
                                        Title:

                                        222 Broadway
                                        New York, New York  10038

                                        Attention:  Karen Wagner
                                        Telephone:  (212) 412-7682
                                        Facsimile:  (212) 412-5610

                                        FIRST HAWAIIAN BANK


                                        By:
                                              ----------------------------------
                                        Name:
                                        Title:

                                        999 Bishop Street
                                        Honolulu, Hawaii  96813

                                        Attention:  Travis Ruetenik
                                        Telephone:  (808) 525-7074
                                        Facsimile:  (808) 525-6372
                                        Telex:  7238329



                                        BARCLAYS BANK PLC


                                        By:   /s/ KAREN M. WAGNER
                                              ----------------------------------
                                        Name:  Karen M. Wagner
                                        Title: Associate Director

                                        222 Broadway
                                        New York, New York  10038

                                        Attention:  Karen Wagner
                                        Telephone:  (212) 412-7682
                                        Facsimile:  (212) 412-5610

                                        CITICORP USA, INC.


                                        By:   /s/ STEPHEN P. ZWICK
                                              ----------------------------------
                                        Name:  Stephen P. Zwick
                                        Title: Vice President

                                        399 Park Avenue, 12th Floor
                                        New York, New York  10043

                                        Attention:  Peter Bickford
                                        Telephone:  (212) 559-8146
                                        Facsimile:  (212) 935-4285



                                        COMERICA BANK


                                        By:
                                              ----------------------------------
                                        Name:
                                        Title:

                                        1920 Main Street, Suite 1150
                                        Irvine, California  92714

                                        Attention:  Emmanuel Skevofilax
                                        Telephone:  (714) 476-1933
                                        Facsimile:  (714) 476-1222

                                        CITICORP USA, INC.


                                        By:
                                              ----------------------------------
                                        Name:
                                        Title:

                                        399 Park Avenue, 12th Floor
                                        New York, New York  10043

                                        Attention:  Peter Bickford
                                        Telephone:  (212) 559-8146
                                        Facsimile:  (212) 935-4285



                                        COMERICA BANK


                                        By:   /s/ EMMANUEL SKEVOFILAX
                                              ----------------------------------
                                        Name:  Emmanuel Skevofilax
                                        Title: Assistant Vice President

                                        1920 Main Street, Suite 1150
                                        Irvine, California  92714

                                        Attention:  Emmanuel Skevofilax
                                        Telephone:  (714) 476-1933
                                        Facsimile:  (714) 476-1222

                                        KREDIETBANK NV


                                        By:   /s/ ROBERT SNAUFFER
                                              ----------------------------------
                                        Name:  Robert Snauffer
                                        Title: Vice President


                                        By:   /s/ RAYMOND F. MURRAY
                                              ----------------------------------
                                        Name:  Raymond F. Murray
                                        Title: Vice President

                                        125 West 55th Street
                                        10th Floor
                                        New York, New York  10019

                                        Attention:  Robert Snauffer
                                        Telephone:  (212) 541-0700
                                        Facsimile:  (212) 956-5580



                                        PNC BANK, NATIONAL ASSOCIATION


                                        By:
                                              ----------------------------------
                                        Name:
                                        Title:

                                        1600 Market Street, 21st Floor
                                        Philadelphia, PA  19103

                                        Attention:  Robert E. Bjonhus, Jr.
                                        Telephone:  (215) 585-6872
                                        Facsimile:  (215) 585-7615

                                        KREDIETBANK NV


                                        By:
                                              ----------------------------------
                                        Name:
                                        Title:


                                        By:
                                              ----------------------------------
                                        Name:
                                        Title:

                                        125 West 55th Street
                                        10th Floor
                                        New York, New York  10019

                                        Attention:  Robert Snauffer
                                        Telephone:  (212) 541-0700
                                        Facsimile:  (212) 956-5580



                                        PNC BANK, NATIONAL ASSOCIATION


                                        By:   /s/ ROBERT E. BJONHUS, JR.
                                              ----------------------------------
                                        Name:  Robert E. Bjonhus, Jr.
                                        Title: Vice President

                                        1600 Market Street, 21st Floor
                                        Philadelphia, PA  19103

                                        Attention:  Robert E. Bjonhus, Jr.
                                        Telephone:  (215) 585-6872
                                        Facsimile:  (215) 585-7615

                                     STANDARD CHARTERED BANK


                                     By:   /s/ PAUL S. KNOX
                                              ----------------------------------
                                     Name:  Paul S. Knox
                                     Title: Sr. Vice President

                                     By:   /s/ KATRINA MCDAVID
                                              ----------------------------------
                                     Name:  Katrina McDavid
                                     Title: Vice President

                                     7 World Trade Center
                                     New York, New York  10048

                                     Attention:  Robert Gilbert
                                     Telephone:  (212) 667-0493
                                     Facsimile:  (212) 667-0251
                                     Telex:      420117



                                     THE INDUSTRIAL BANK OF JAPAN,
                                       LIMITED, LOS ANGELES AGENCY


                                     By:
                                              ----------------------------------
                                     Name:
                                     Title:

                                     350 South Grand Avenue
                                     Suite 1500
                                     Los Angeles, California  90071

                                     Attention:  Craig Papayanis
                                     Telephone:  (213) 893-6441
                                     Facsimile:  (213) 488-9840
                                     Telex:      6831123

                                     STANDARD CHARTERED BANK


                                     By:
                                              ----------------------------------
                                     Name:
                                     Title:

                                     7 World Trade Center
                                     New York, New York  10048

                                     Attention:  Robert Gilbert
                                     Telephone:  (212) 667-0493
                                     Facsimile:  (212) 667-0251
                                     Telex:      420117



                                     THE INDUSTRIAL BANK OF JAPAN,
                                       LIMITED, LOS ANGELES AGENCY


                                     By:   /s/ CRAIG PAPAYANIS
                                              ----------------------------------
                                     Name:  Craig Papayanis
                                     Title: Vice President

                                     350 South Grand Avenue
                                     Suite 1500
                                     Los Angeles, California  90071

                                     Attention:  Craig Papayanis
                                     Telephone:  (213) 893-6441
                                     Facsimile:  (213) 488-9840
                                     Telex:      6831123

                                        THE TOYO TRUST & BANKING CO., LTD.,
                                          LOS ANGELES AGENCY


                                        By:   /s/ TATSUYA MIYAMOTO
                                              ----------------------------------
                                        Name:  Tatsuya Miyamoto
                                        Title: Deputy General Manager

                                        444 South Flower Street, Suite 1550
                                        Los Angeles, California  90071

                                        Attention:  Steven K. Rubinstein
                                        Telephone:  (213) 624-2424
                                        Facsimile:  (213) 624-5874
                                        Telex:      215288



                                        UNIBANK A/S

                                        By:
                                              ----------------------------------
                                        Name:
                                        Title:


                                        By:
                                              ----------------------------------
                                        Name:
                                        Title:

                                        13-15 West 54th Street
                                        New York, New York  10019

                                        Attention:  Tom Hickey
                                        Telephone:  (212) 603-6924
                                        Facsimile:  (212) 603-1685
                                        Telex:  668776

                                        THE TOYO TRUST & BANKING CO., LTD.,
                                          LOS ANGELES AGENCY


                                        By:
                                              ----------------------------------
                                        Name:
                                        Title:

                                        444 South Flower Street, Suite 1550
                                        Los Angeles, California  90071

                                        Attention:  Steven K. Rubinstein
                                        Telephone:  (213) 624-2424
                                        Facsimile:  (213) 624-5874
                                        Telex:      215288



                                        UNIBANK A/S

                                        By:   /s/ THOMAS P. HICKEY
                                              ----------------------------------
                                        Name:  Thomas P. Hickey
                                        Title: Vice President


                                        By:   /s/ HENRIK M. STEFFENSEN
                                              ----------------------------------
                                        Name:  Henrik M. Steffensen
                                        Title: First Vice President

                                        13-15 West 54th Street
                                        New York, New York  10019

                                        Attention:  Tom Hickey
                                        Telephone:  (212) 603-6924
                                        Facsimile:  (212) 603-1685
                                        Telex:  668776

                                     BANCO DI NAPOLI S.p.A.


                                     By:   /s/ VITO SPADA
                                              ----------------------------------
                                     Name:  Vito Spada
                                     Title: Executive Vice President


                                     By:   /s/ CLAUDE P. MAPES
                                              ----------------------------------
                                     Name:  Claude P. Mapes
                                     Title: First Vice President

                                     4 East 54th Street
                                     New York, New York  10022

                                     Attention:  Clemente Imperiale
                                     Telephone:  (212) 872-2417
                                     Facsimile:  (212) 872-2426
                                     Telex:      420634



                                     PT. BANK NEGARA INDONESIA (PERSERO), Tbk.,
                                       NEW YORK AGENCY


                                     By:
                                              ----------------------------------
                                     Name:
                                     Title:


                                     55 Broadway, 5th Floor
                                     New York, New York  10006

                                     Attention:  Monica Baccari
                                     Telephone:  (212) 943-4750
                                     Facsimile:  (212) 344-5723

                                     BANCO DI NAPOLI S.p.A.


                                     By:
                                              ----------------------------------
                                     Name:
                                     Title:


                                     By:
                                              ----------------------------------
                                     Name:
                                     Title:

                                     4 East 54th Street
                                     New York, New York  10022

                                     Attention:  Clemente Imperiale
                                     Telephone:  (212) 872-2417
                                     Facsimile:  (212) 872-2426
                                     Telex:      420634



                                     PT. BANK NEGARA INDONESIA (PERSERO), Tbk.,
                                       NEW YORK AGENCY


                                     By:   /s/ MARULI POHAN
                                              ----------------------------------
                                     Name:  Maruli Pohan
                                     Title: General Manager


                                     55 Broadway, 5th Floor
                                     New York, New York  10006

                                     Attention:  Monica Baccari
                                     Telephone:  (212) 943-4750
                                     Facsimile:  (212) 344-5723

                                     THE INTERNATIONAL COMMERCIAL BANK
                                     OF CHINA, NEW YORK AGENCY

                                     By:   /s/ ROBIN C. C. LIN
                                              ----------------------------------
                                     Name:  Robin C. C. Lin
                                     Title: Vice President &
                                            Deputy General Manager

                                     65 Liberty Street
                                     New York, New York  10005

                                     Attention:  Mong-Shyr Wu/Tony Wu
                                     Telephone:  (212) 815-9113
                                     Facsimile:  (212) 766-5006
                                     Telex:      420062 IGBC UI

                                     ARAB BANK PLC - GRAND CAYMAN

                                     By:
                                              ----------------------------------
                                     Name:
                                     Title:

                                     520 Madison Avenue
                                     New York, New York  10022

                                     Attention:  Kahn Vuong
                                     Telephone:  (212) 715-9717
                                     Facsimile:  (212) 593-4632

                                     THE INTERNATIONAL COMMERCIAL BANK
                                     OF CHINA, NEW YORK AGENCY

                                     By:
                                              ----------------------------------
                                     Name:
                                     Title:


                                     65 Liberty Street
                                     New York, New York  10005

                                     Attention:  Mong-Shyr Wu/Tony Wu
                                     Telephone:  (212) 815-9113
                                     Facsimile:  (212) 766-5006
                                     Telex:      420062 IGBC UI

                                     ARAB BANK PLC - GRAND CAYMAN

                                     By:   [SIG]
                                           -------------------------------------
                                     Name:
                                     Title:

                                     520 Madison Avenue
                                     New York, New York  10022

                                     Attention:  Kahn Vuong
                                     Telephone:  (212) 715-9717
                                     Facsimile:  (212) 593-4632

The Additional Banks:

                                     ABN AMRO BANK N.V.


                                     By:   /s/ CLAUDIA C. HELDRING
                                              ----------------------------------
                                     Name: Claudia C. Heldring
                                     Title: Vice President


                                     By:   /s/ LUKAS VAN DER HOEF
                                              ----------------------------------
                                     Name: Lukas van der Hoef
                                     Title: Vice President

                                     135 S. LaSalle Street
                                     Suite 625
                                     Chicago, Illinois  60603

                                     Attention: Claudia Hildring
                                     Telephone: (312) 904-8835
                                     Facsimile: (312) 904-8840
                                     Telex: 6732700


                                     BANK OF MONTREAL


                                     By:
                                              ----------------------------------
                                     Name:
                                     Title:

                                     115 S. LaSalle Street, 12th Floor
                                     Chicago, Illinois 60603

                                     Attention:  Charles Reed
                                     Telephone: (312) 750-5912
                                     Facsimile: (312) 845-2199

The Additional Banks:

                                     ABN AMRO BANK N.V.


                                     By:
                                              ----------------------------------
                                     Name:
                                     Title:


                                     By:
                                              ----------------------------------
                                     Name:
                                     Title:

                                     135 S. LaSalle Street
                                     Suite 625
                                     Chicago, Illinois  60603

                                     Attention: Claudia Hildring
                                     Telephone: (312) 904-8835
                                     Facsimile: (312) 904-8840
                                     Telex: 6732700


                                     BANK OF MONTREAL


                                     By:  /s/ CHARLES W. REED
                                              ----------------------------------
                                     Name:  CHARLES W. REED
                                     Title: DIRECTOR

                                     115 S. LaSalle Street, 12th Floor
                                     Chicago, Illinois 60603

                                     Attention:  Charles Reed
                                     Telephone: (312) 750-5912
                                     Facsimile: (312) 845-2199

                                     MELLON BANK, N.A.


                                     By:   /s/ DEAN G. PACE
                                        ----------------------------------------
                                     Name:  Dean G. Pace
                                     Title: Vice President

                                     One Mellon Bank Center, Room 4525
                                     Pittsburgh, Pennsylvania 15258-0001

                                     Attention:  Dean G. Pace
                                     Telephone: (412) 236-1643
                                     Facsimile: (412) 2364-9047


                                     CARIPLO-CASSA DI RISPARMIO
                                     DELLE PROVINCIE LOMBARDE
                                     S.p.A., GRAND CAYMAN BRANCH


                                     By:
                                        ----------------------------------------
                                     Name:
                                     Title:

                                     10 East 53rd Street
                                     New York, New York 10022

                                     Attention: Anthony Giobbi
                                     Telephone:
                                     Telecopy:

                                     MELLON BANK, N.A.


                                     By:
                                        ----------------------------------------
                                     Name:
                                     Title:

                                     One Mellon Bank Center, Room 4525
                                     Pittsburgh, Pennsylvania 15258-0001

                                     Attention:  Dean G. Pace
                                     Telephone: (412) 236-1643
                                     Facsimile: (412) 2364-9047


                                     CARIPLO-CASSA DI RISPARMIO
                                     DELLE PROVINCIE LOMBARDE
                                     S.p.A., GRAND CAYMAN BRANCH


                                     By:   /s/ ANTHONY F. GIOBBI
                                        ----------------------------------------
                                     Name: Anthony F. Giobbi
                                     Title: FVP


                                     By:   /s/ LUIGI COMINATTI
                                        ----------------------------------------
                                     Name: Luigi Cominatti
                                     Title: SVP

                                     10 East 53rd Street
                                     New York, New York 10022

                                     Attention: Anthony Giobbi
                                     Telephone:
                                     Telecopy:

The Terminating Banks:
                                     THE MITSUI TRUST & BANKING COMPANY,
                                     LIMITED, NY BRANCH


                                     By:   /s/ EIICHI AKAMA
                                        ----------------------------------------
                                     Name: Eiichi Akama
                                     Title: Vice President



                                     THE TOKAI BANK, LTD.
                                     LOS ANGELES AGENCY


                                     By:
                                        ----------------------------------------
                                     Name:
                                     Title:




                                     CIBC, INC.


                                     By:
                                        ----------------------------------------
                                     Name:
                                     Title:



                                     THE YASUDA TRUST & BANKING CO., LTD.


                                     By:
                                        ----------------------------------------
                                     Name:
                                     Title:

The Terminating Banks:
                                     THE MITSUI TRUST & BANKING COMPANY,
                                     LIMITED, NY BRANCH


                                     By:
                                        ----------------------------------------
                                     Name:
                                     Title:



                                     THE TOKAI BANK, LTD.
                                     LOS ANGELES AGENCY


                                     By:   /s/ MASAHITO SAITO
                                        ----------------------------------------
                                     Name:  Masahito Saito
                                     Title: Senior Vice President and
                                     Assistant General Manager



                                     CIBC, INC.


                                     By:
                                        ----------------------------------------
                                     Name:
                                     Title:



                                     THE YASUDA TRUST & BANKING CO., LTD.


                                     By:
                                        ----------------------------------------
                                     Name:
                                     Title:

The Terminating Banks:
                                     THE MITSUI TRUST & BANKING COMPANY,
                                     LIMITED, NY BRANCH


                                     By:
                                        ----------------------------------------
                                     Name:
                                     Title:



                                     THE TOKAI BANK, LTD.
                                     LOS ANGELES AGENCY


                                     By:
                                        ----------------------------------------
                                     Name:
                                     Title:




                                     CIBC, INC.


                                     By:   /S/ WILLIAM KOSLO
                                        ----------------------------------------
                                     Name: WILLIAM KOSLO
                                     Title: EXECUTIVE DIRECTOR
                                            C??C Oppenheimer Corp., AS AGENT


                                     THE YASUDA TRUST & BANKING CO., LTD.


                                     By:
                                        ----------------------------------------
                                     Name:
                                     Title:

The Terminating Banks:
                                     THE MITSUI TRUST & BANKING COMPANY,
                                     LIMITED, NY BRANCH


                                     By:
                                        ----------------------------------------
                                     Name:
                                     Title:



                                     THE TOKAI BANK, LTD.
                                     LOS ANGELES AGENCY


                                     By:
                                        ----------------------------------------
                                     Name:
                                     Title:




                                     CIBC, INC.


                                     By:
                                        ----------------------------------------
                                     Name:
                                     Title:



                                     THE YASUDA TRUST & BANKING CO., LTD.


                                     By:   /s/ ROHN M. LAUDENSCHLAGER
                                        ----------------------------------------
                                     Name: Rohn Laudenschlager
                                     Title: Senior Vice President


                                      -28-